UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 25, 2011

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events

On March 25, 2011, 1st Constitution Bancorp (the “Company”) issued a press release announcing the closing of the acquisition by 1st Constitution Bank, a wholly-owned subsidiary of the Company, of all of the deposit liabilities, real estate and related assets of the Rocky Hill, Hillsborough and Hopewell, New Jersey branch banking offices of Amboy Bank.  A copy of the press release is being furnished as Exhibit 99 hereto.

Item 9.01.                      Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Title

99	Press release of 1st Constitution Bank, dated March 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: March 25, 2011	By:	/s/ Joseph M. Reardon
		Name:	Joseph M. Reardon
		Title:	Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Title

99	Press release of 1st Constitution Bank, dated March 25, 2011